Note 11 - Investments in Unconsolidated Entities	12 Months Ended
Dec. 31, 2023
Statement Line Items [Line Items]
Disclosure of interests in other entities [text block]
Note 11.	Investments in Unconsolidated Entities

Accounting Policies

The accounting for investments in unconsolidated entities is based on Opera’s degree of influence over the investees. When Opera has the power to participate in the financial and operating policy decisions of the investee, but not control nor joint control of those policies, the investee is classified as an associate. When Opera and other parties have contractually agreed to share control over an arrangement and Opera and the other parties have rights to the net assets of the arrangement, it is classified as a joint venture. Investments in associates and joint ventures are accounted for in accordance with the equity method. Other investments in unconsolidated entities are classified and accounted for as financial assets.

Equity-accounted investees

Under the equity method, the investment is initially recognized at cost and adjusted thereafter to recognize Opera’s share of the post-acquisition profits or losses of the investee in the Statement of Operations, and Opera’s share of movements in other comprehensive income of the investee in the Statement of Comprehensive Income. Unrealized gains arising from transactions with equity-accounted investees are eliminated against the investment to the extent of Opera’s interest in the investee.

When Opera’s share of losses exceeds its interest in an equity-accounted investee, the carrying amount of that interest, including any long-term interests that in substance form part of its net investment, is reduced to zero, and the recognition of further losses is discontinued. However, additional losses are provided for, and a liability is recognized, to the extent that Opera has incurred legal or constructive obligations or has made payments on behalf of the investee.

Financial assets

Investments in ordinary and preferred shares in OPay and Fjord Bank where Opera does not have control, joint control, or significant influence, are measured at fair value through profit or loss with the net change in fair value recognized as fair value gain on investments in the Statement of Operations. Management has not elected to present fair value gains and losses on equity investments in OCI. Transaction costs are expensed when incurred.

Opera’s ordinary and preferred shares in OPay were classified as held for sale as of December 31, 2022. For an asset to be considered "held for sale," actions required to complete the sale should indicate that it is unlikely that significant changes to the sale will be made or that the decision to sell will be withdrawn. Management must be committed to the plan to sell the asset and the sale expected to be completed within one year from the date of the classification. Moreover, the asset must be available for immediate sale in its present condition. Financial assets classified as held for sale continue to be measured at fair value through profit or loss and are presented separately as current items in the Statement of Financial Position.

Gains, Losses, and Carrying Amounts of Investments in Unconsolidated Entities

The tables below specify the gains, losses, and carrying amounts of Opera’s investments in unconsolidated entities (in thousands):

	Year ended December 31,
	2021	2022	2023
Share of net loss of equity-accounted investees:
Share of net loss of Nanobank	$(28,700)	$-	$-
Share of net loss of OPay	(218)	-	-
Share of net loss of nHorizon	(458)	(6)	-
Total share of net loss of equity-accounted investees	(29,376)	(6)	-
Impairment of equity-accounted investee:
Impairment of investment in Nanobank	(115,477)	-	-
Total impairment of equity-accounted investee	(115,477)	-	-
Fair value gain on investments:
Fair value gain on preferred and ordinary shares in OPay	88,093	1,500	89,838
Fair value gain on preferred shares in Star X	28,468	-	-
Total fair value gain on investments	116,561	1,500	89,838
Net gain (loss) from investments in unconsolidated entities	$(28,292)	$1,494	$89,838

					Carrying amount of net investment as of December 31,
Investee	Nature of ownership interest	Ownership interest	Classification of investee	Basis of accounting for investment	2022	2023
OPay	Ordinary and preferred shares	9.4%	Non-current financial asset (1)	FVTPL (2)	$86,100	$253,300
Fjord Bank	Ordinary shares	4.9%	Non-current financial asset (3)	FVTPL (2)	897	897
nHorizon Innovation	Ordinary shares	29.1%	Associate (4)	Equity method	$-	$-
(1)

The shares in OPay were classified as held for sale at the end of 2022. While management remains committed to selling the shares, the criteria for classifying the shares as held for sale were not met as of December 31, 2023. Consequently, the carrying amount of the shares were presented as a separate line item in the Statement of Financial Position as of year-end 2023.

(2)	Fair value through profit or loss ("FVTPL").
(3)	The investment in Fjord Bank is included in other non-current investments and financial assets in the Statement of Financial Position.
(4)	nHorizon Innovation was classified as a joint venture until the arrangement establishing joint control was terminated in mid-2023.

OPay

OPay is a mobile payment fintech company focused on emerging markets, with Nigeria and Egypt as initial key markets. OPay provides online and offline payments, and digital wallet services leveraging AI, big data and other fintech innovations, thus helping countries in emerging markets advance their trajectory of digital payments and other financial services.

Opera holds a combination of ordinary and preferred shares in OPay. During 2023, Opera’s ownership interest in the company increased from 6.4% to 9.4% as a result of the receipt of Series C preferred shares in OPay under the share transfer agreement entered into in connection with the settlement of the receivable from Opera’s sale of shares in Nanobank, as described in Note 12. During 2021, Opera sold a portion of its preferred shares for a total consideration of $50.0 million.

The shares in OPay were initially classified as held for sale at the end of 2021 based on a plan authorized by the board of directors of Opera Limited to pursue divestment. The shares continued to be classified as held for sale as of December 31, 2022, based on management still pursuing divestment opportunities and assessing that a sale within the next year was highly probable. However, at the end of 2023, management of Opera concluded that it is no longer highly probable that the shares will be sold within the next year. Ceasing to classify the shares as held for sale did not impact how the shares are measured – only their classification in the Statement of Financial Position.

OPay was classified as an associate until mid-2021, at which point in time management of Opera concluded, based on significant judgment, that Opera lost significant influence over the company even though Opera’s chairman and chief executive officer was and continues to be the chairman and chief executive officer of OPay. Factors that were key in the assessment include Opera’s ownership interest relative to other investors, that Opera’s chairman and chief executive officer holds his roles at OPay as a representative of his personal investment entities (which also are investors in OPay), and that the corporate governance framework in OPay does not allow him to exercise significant influence in OPay on behalf of Opera. Upon the loss of significant influence, Opera discontinued the application of the equity method to the accounting for the investment in ordinary shares and instead measured the ordinary shares at fair value through profit or loss. The loss of significant influence over OPay did not impact the accounting for the preferred shares, which are measured at fair value through profit or loss.

The fair values of the shares in OPay were measured using the probability-weighted expected return model (“PWERM”), which was determined to be an appropriate model because it can capture and reflect the characteristics of the company and the economic rights and benefits of the various classes of shares, including redemption rights and liquidation preferences. In the model, as applied, fair values of the shares were estimated based on the probability-weighted present value of expected future investment returns, considering a total of eight possible future scenarios, including three variations each for initial public offering and private sale transactions, one scenario for dissolution and one for redemption, with future equity values ranging from $0.2 billion to $8.0 billion after one to three years. The table below specifies equity values (in millions), timing and probabilities of the respective outcomes:

	Equity value		Time to exit (in years)		Probability
Scenarios	2022	2023	2022	2023	2022	2023
Initial public offering	2,1000 -5,00000	2,9000 -8,00000	1.5	1 - 3	30%	72%
Sale transaction	2,0000 -5,00000	3,5000 -7,50000	1 - 1.5	1 - 3	50%	8%
Dissolution	$400	$234	1.5	3	10%	10%
Redemption	$1,000	$1,000	1.5	3	10%	10%

Each class of shares was allocated its portion of the equity value based on the economic rights and benefits of the shares. The future outcomes were discounted using an estimated cost of equity of 18.9% (2022: 18.9%). Accordingly, the present equity values of the scenarios ranged from $0.1 billion to $4.8 billion, with a probability-weighted present value of $3.0 billion (2022: $1.9 billion). Additionally, as OPay is a private company and its shares are illiquid, a judgmental discount for lack of marketability of 10% was applied in the fair value measurement of the shares (2022: 10%). Because the fair value measurement incorporated significant unobservable inputs, it was classified as a level 3 measurement in the fair value hierarchy.

The probability-weighted present value estimated by PWERM was reconciled to an estimate for the overall equity value of OPay based on a discounted cash flow analysis, the valuation implied in a smaller financing transaction that took place in late 2023, and to a limited extent, market multiples. In the discounted cash flow analysis, revenue was estimated to grow at an annualized rate of 35% over the 2023-2030 period, and thereafter reaching a long-term growth rate of 7.0%. The free cash flow was expected to increase over the forecasted period in line with the growth of profitability.

The Series C preferred shares received in 2023 as settlement of the Nanobank receivable, as discussed in Note 12, must be returned to OPay on a pro-rata basis if the cumulative financial performance over 2023 and 2024 for the business acquired by OPay from Nanobank falls short of a certain target. In connection with the valuation of these shares as of December 31, 2023, scenarios for achieving the financial target were considered, taking into account the contribution from 2023, as already confirmed by OPay. The conclusion was that the scenarios identified and weighted when the shares were received continued to be appropriate as of year-end 2023, and consequently a 6% net reduction of value was maintained.

The table below provides a reconciliation of the carrying amount of Opera’s investment in OPay (in thousands):

	Year ended December 31,
	2022	2023
Carrying amount as of January 1	$84,600	$86,100
Fair value of shares acquired	-	77,362
Change in fair value of preferred shares	1,100	67,018
Change in fair value of ordinary shares	400	22,820
Carrying amount as of December 31	$86,100	$253,300

The table below shows the sensitivities to the key unobservable inputs in the measurement of fair values of the shares in OPay (in thousands):

		Impact on fair value of shares in OPay
		2022		2023
Significant unobservable inputs	Change in assumption	Decrease in assumption	Increase in assumption	Decrease in assumption	Increase in assumption
Weighted average equity value	10%	(9,862)	9,862	(24,791)	24,791
Time to exit	1 year	16,219	(13,641)	47,872	(40,263)
Relative change in probability of sale (1)	100%	23,321	(5,791)	(630)	630
Discount for lack of marketability	5 pp	4,768	(4,768)	14,072	(14,072)
Discount rate	2 pp	2,131	(2,045)	9,759	(9,202)
Achievement of financial target (2)	10 pp	N/A	N/A	(8,452)	5,017
(1)	Represents a relative change in the probabilities of sale scenarios, offset by an equal change in the probabilities of IPO scenarios.
(2)	Only applicable to the Series C preferred shares acquired in 2023, as discussed above.

nHorizon Innovation and nHorizon Infinite

nHorizon Innovation and nHorizon Infinite (collectively “nHorizon”) were joint ventures until mid-2023, after which the arrangement establishing joint control was terminated. At the time the carrying amount of the investments was zero. Opera continues to hold a 29.1% ownership interest in nHorizon Innovation, which is classified as an associate. nHorizon Innovation generates income from the licensing of intellectual property, predominantly from nHorizon Infinite, which is focused on supporting Chinese app developers monetize their apps internationally through advertising.

Fjord Bank

Fjord Bank is a full-digital consumer finance bank with a specialized bank license granted by the European Central Bank. Fjord Bank’s head office is in Vilnius, Lithuania. Opera holds 3,252,300 shares in Fjord Bank, which represented an ownership interest of 4.9% as of December 31, 2023. The investment in Fjord Bank is measured at fair value through profit or loss. As of December 31, 2023, the fair value of the shares in Fjord Bank was estimated to be $0.9 million, which is the same amount as the acquisition cost and the carrying amount as of year-end 2022. Because the fair value measurement incorporated significant unobservable inputs, it was classified as a level 3 measurement in the fair value hierarchy. The carrying amount of the shares is recognized as part of other non-current investments and financial assets in the Statement of Financial Position.

Nanobank

In March 2022, Opera sold its 42.4% ownership interest in Nanobank, a provider of online microlending and credit card services, for a fixed consideration of $127.1 million in cash, payable in eight equal installments over the following two years. See Note 12 for additional details about the receivable. Prior to the disposal, the investment in Nanobank was accounted for in accordance with the equity method until the end of 2021, at which point in time the investment was classified as held for sale, resulting in the shares being measured at their fair value less costs to sell. The price for the shares agreed in the sale transaction in March 2022 was determined to be the best estimate of the fair value less costs to sell as of year-end 2021, which resulted in an impairment loss of $115.5 million in 2021.

Star X

In April 2022, Opera sold its preferred shares in Star X, a technology-driven company focused on audio-centric social networking. The preferred shares represented a 19.4% ownership interest in Star X. The shares were sold to Kunlun, the ultimate parent of both Opera and Star X. While Star X was classified as an associate because Opera had significant influence over the company, the preferred shares were measured at fair value through profit or loss because they provided certain rights and benefits over ordinary shares. The classification of Star X as held for sale as of the end of 2021 did not impact the basis of measurement of the preferred shares.

Fair value of the preferred shares as of year-end 2021 was measured based on the transaction price agreed in the sale transaction completed in April 2022. Therefore, the sale did not result in a gain or loss in 2022. The agreed transaction price was $83.5 million, resulting in Opera recognizing a fair value gain of $28.5 million in 2021. See Note 12 for details on the receivable due from Kunlun for the shares in Star X.